Exhibit 99.1

United States Commodity Index Funds Trust

United States Commodity Index Fund

Monthly Account Statement

For the Month Ended October 31, 2020

Statement of Income (Loss)
Income
Realized Trading Gain (Loss) on Commodity Futures	$2,142,955
Unrealized Gain (Loss) on Market Value of Futures	(2,199,152)
Dividend Income	2,910
Interest Income	410
ETF Transaction Fees	350
Total Income (Loss)	$(52,527)

Expenses
Management Fees	$72,981
Professional Fees	13,975
Brokerage Commissions	9,936
Directors' Fees and insurance	2,425
Total Expenses	$99,317
Net Income (Loss)	$(151,844)

Statement of Changes in Net Asset Value
Net Asset Value Beginning of Month 10/1/20	$107,028,120
Withdrawals (100,000 Shares)	(3,031,302)
Net Income (Loss)	(151,844)

Net Asset Value End of Month	$103,844,974
Net Asset Value Per Share (3,500,000 Shares)	$29.67

To the Shareholders of United States Commodity Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended October 31, 2020 is accurate and complete.

/s/ Stuart P. Crumbaugh
Stuart P. Crumbaugh
Chief Financial Officer
United States Commodity Funds LLC, Sponsor of United States Commodity Index Fund

United States Commodity Funds LLC

1850 Mt. Diablo Boulevard, Suite 640

Walnut Creek, CA 94596

United States Commodity Index Funds Trust

United States Copper Index Fund

Monthly Account Statement

For the Month Ended October 31, 2020

Statement of Income (Loss)
Income
Realized Trading Gain (Loss) on Commodity Futures	$8,613
Unrealized Gain (Loss) on Market Value of Futures	103,425
Dividend Income	809
Interest Income	42
ETF Transaction Fees	350
Total Income (Loss)	$113,239

Expenses
Management Fees	$15,211
Professional Fees	8,318
Brokerage Commissions	26
Directors' Fees and insurance	579
Total Expenses	24,134
Expense Waiver	(5,412)
Net Expenses	$18,722
Net Income (Loss)	$94,517

Statement of Changes in Net Asset Value
Net Asset Value Beginning of Month 10/1/20	$28,151,482
Withdrawals (50,000 Shares)	(916,741)
Net Income (Loss)	94,517

Net Asset Value End of Month	$27,329,258
Net Asset Value Per Share (1,450,000 Shares)	$18.85

To the Shareholders of United States Copper Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended October 31, 2020 is accurate and complete.

/s/ Stuart P. Crumbaugh
Stuart P. Crumbaugh
Chief Financial Officer
United States Commodity Funds LLC, Sponsor of United States Copper Index Fund

United States Commodity Funds LLC

1850 Mt. Diablo Boulevard, Suite 640

Walnut Creek, CA 94596

United States Commodity Index Funds Trust

Monthly Account Statement

For the Month Ended October 31, 2020

Statement of Income (Loss)
Income
Realized Trading Gain (Loss) on Commodity Futures	$2,151,568
Unrealized Gain (Loss) on Market Value of Futures	(2,095,727)
Dividend Income	3,719
Interest Income	452
ETF Transaction Fees	700
Total Income (Loss)	$60,712

Expenses
Management Fees	$88,192
Professional Fees	22,293
Brokerage Commissions	9,962
Directors' Fees and insurance	3,004
Total Expenses	123,451
Expense Waiver	(5,412)
Net Expenses	$118,039
Net Income (Loss)	$(57,327)

Statement of Changes in Net Asset Value
Net Asset Value Beginning of Month 10/1/20	$135,179,602
Withdrawals (150,000 Shares)	(3,948,043)
Net Income (Loss)	(57,327)

Net Asset Value End of Month	$131,174,232

To the Shareholders of the Series of the United States Commodity Index Funds Trust:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended October 31, 2020 is accurate and complete.

/s/ Stuart P. Crumbaugh
Stuart P. Crumbaugh
Chief Financial Officer
United States Commodity Funds LLC, Sponsor of United States Commodity Index Funds Trust

United States Commodity Funds LLC

1850 Mt. Diablo Boulevard, Suite 640

Walnut Creek, CA 94596